Exhibit 10.5

Contract No.:

Form of Purchases and Sales Contract of Coal

Coal (Coking Coal with High Content of Ash)

Party A (Buyer):

Party B (Seller): Liulin Junhao Coking Coal Trading Co., Ltd.

Location of signing: Taiyuan, Shanxi Date of signing: ____, 2017

Both parties enter into a contract in accordance with the provisions of Contract Law of People's Republic of China through friendly negotiation on the principle of equality and mutual benefit.

I. Product name, quantity, time of delivery and unit price

1. Product name: coal (coking coal with high content of ash)

2. Quantity under the contract: t/month; time of delivery: from ____, 2017 to ____, 2017s

3. Contract price: RMB /t (DDP with terms of payment of spot exchange; tax rate: 17%, the statement of account of the Party B shall prevail to make out the value-added tax invoice); and the contract price shall be adjusted according to change of market when both parties negotiate and sign the supplementary contract.

II. Quality indexes:

Index Type of coal	Mt%	Ad%	Vdaf%	St,d%	G
Coking coal	≤7.00	≤12.00	≤23.00	≤ 0.80	≥85
Index Type of coal	Ymm	Xmm	Degree of fineness (≤10mm)%	Reflectance histogram
Coking coal	≥18	≥20	≥90	Standard deviation≤0.15
Remark	When the quality index is required to change, both parties shall confirm the coal quality index of next month before 26 every month.

III. Method and location of delivery: the Party B shall be responsible for organizing vehicles to transport the coking coal to the coal yard of National Coal Jiuxin and take charge of metering and loading.

IV. Mode of transport: automobile transportation

V. Acceptance standard:

1. The assay data of the Party B shall prevail as for the quality. The enterprise standard of the Party B shall be implemented during sampling and sample preparation; the assay shall be implemented in accordance with the national standard.

2. All coking coal offered by the Party B must be washed and selected from the raw coal of the coal mine affiliated to Party A.

VI. Method and requirements of settlement

1. The weight of the Party B shall prevail, and the Party B shall offer another 2% to make up the weight of the Party A; the assay data of the Party B shall prevail as for the quality. The enterprise standard of the Party B shall be implemented during sampling and sample preparation; the assay shall be implemented in accordance with the national standard.

2. Both parties shall adjust the contract price in accordance the change of market price.

3. In accordance with the coal supply progress, the Party A shall pay the money to the Party B by spot exchange when the amount of money of the coal delivered to the coal yard achieves RMB each time, and the Party B shall make out the invoice timely.

4. Both parties shall make out the value-added tax invoices of coking coal on the basis of statement of account of Liulin Junhao Coking Coal Trading Co., Ltd.

5. Both parties shall handle the serious quality objection, disputes and other circumstances (if any) through negotiation.

VII. Responsibilities for breach of contract

1. If the Party B fails to supply the coal with quantity specified in the contract without getting approval of the Party A, it shall be deemed as breach of contract, and both parties shall solve the problem through negotiation; accordingly, the Party B shall voluntarily bear all resulting consequences and bear the responsibilities for breach of contract to the Party A.

2. The insufficient supply of coking coal due to force majeure shall not be deemed as breach of contract when confirmed by both parties.

VIII. Principle of handling contract disputes

1. Both parties shall handle the disputes generated during performance of the contract through negotiation.

2. In case no settlement can be reached, any party can file lawsuit to the people's court of the place where the Party A is located.

IX. The contract shall take effect since the date on which both parties sign with seals.

X. The contract is in duplicate with each party having three copies.

XI. Both parties shall discuss in allusion to the matters not covered.

Party A Seal of company name: (seal for contractual uses) Address: Legal representative (signature): Entrusted agent (signature): Duty paragraph: Account No.: Bank of deposit: Phone number: Postcode:

Party B

Seal of company name: (seal for contractual uses)

Address:

Legal representative (signature):

Entrusted agent (signature):

Duty paragraph:

Account No.:

Bank of deposit:

Phone number:

Postcode:

Special Seal for Contractual Uses of Liulin Junhao Coking Coal Trading Co., Ltd.